January 9, 2013

Enclosed with this letter are amended and restated versions (the “Amended Agreements”) of the following agreements which were originally entered into between Eos Petro, Inc. and Clouding IP, LLC on December 26, 2012 (the “”Original Agreements”): (1) an Oil & Gas Services Agreement; (2) a Warrant to Purchase Common Stock; (3) a Loan Agreement and Secured Promissory Note; and (4) a Leasehold Mortgage, Assignment, Security Agreement and Fixture Filing.

The Amended Agreements modify the following provisions of the Original Agreements:

(1) all of the agreements are now between Clouding IP, LLC and Cellteck, Inc., not Eos Petro, Inc. (Cellteck Inc. is Eos Petro, Inc.’s parent company). Since Cellteck is incorporated under Nevada law, the governing law in all of the agreements other than the Mortgage has also been changed to Nevada.

(2) the shares issuable to Clouding IP, LLC under the Loan Agreement and Secured Promissory Note have been changed from shares of common stock of Eos Petro, Inc. to shares of Series B Preferred Stock of Cellteck, Inc.

(3) The obligation to record the loan within seven business days has been removed from the Loan Agreement and Secured Promissory Note.

(4) “Failure to Deliver Common Stock” has been removed from the events of default in the Loan Agreement and Secured Promissory note.

(5) the shares issuable to Clouding IP, LLC upon exercise of the Warrant to Purchase Common Stock have been changed to shares of common stock of Cellteck, Inc. Furthermore, to protect such shares from dilution upon the occurrence of an upcoming reverse stock split:

(a) the warrants will not be exercisable until effectuation of the reverse stock split; and

(b) anti-dilution provisions specifically relating to the upcoming reverse stock split have been inserted.

(6) the cashless exercise option has been removed from the Warrant to Purchase Common Stock.

(7) the warrants issuable to Clouding IP, LLC under the Oil & Gas Services Agreement are issuable in consideration of Clouding IP, LLC’s services without the need for Clouding to make an additional $5,000 payment.

The Amended Agreements amend and restate the Original Agreements in their entirety. By signing this letter and the attached Amended Agreements, the undersigned parties hereby acknowledge that: (i) they have read, understand and consent to the modifications made to the Original Agreements in the Amended Agreements; and (ii) the Original Agreements are voided in their entirety by the attached Amended Agreements and have no further effect.

EOS PETRO, INC.,	CLOUDING IP, LLC

a Delaware corporation	a Delaware limited liability company

By:	/s/ Nikolas Konstant		/s/ William R. Carter, Jr.

	Nikolas Konstant	By:	William R. Carter, Jr.

	Chairman of the Board of Directors	Its:	Managing Member

CELLTECK, INC.

a Nevada corporation

By:	/s/ Nikolas Konstant

Nikolas Konstant

Chairman of the Board of Directors

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THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

Warrant No. ES-1	December 26, 2012

CELLTECK, INC.

WARRANT TO PURCHASE COMMON STOCK

**** 1,000,000 Shares of Common Stock ****

THIS WARRANT CERTIFIES THAT, for value received, Clouding IP, LLC, or registered assigns (the “Holder”), is entitled to subscribe for and purchase from Cellteck, Inc., a Nevada corporation (the “Company”), with its principal offices located at 1999 Avenue of the Stars, Suite 2520, Los Angeles, California 90067, up to and including the number of fully paid and nonassessable shares of common stock, par value $0.0001 per share (the “Common Stock”) of the Company set forth above (the “Warrant Shares”), at the exercise price of $3.00 per share (the “Warrant Exercise Price”) (and as adjusted from time to time pursuant to Section 3 hereof), in accordance with the exercise procedure set forth in Section 1 hereof and prior to or upon December 25, 2015 (the “Expiration Date”), subject to the provisions and upon the terms and conditions hereinafter set forth.

This Warrant is issued in connection with a certain Oil & Gas Services Agreement, dated as of the date hereof (as amended, modified or supplemented, the “Services Agreement”), between Company and Holder. Pursuant to the Services Agreement, the Holder, for and behalf of itself and its affiliated companies, has agreed to provide certain services to the Company. Terms used but not defined in this Warrant shall have the meanings given in the Services Agreement (together with this Warrant, the “Services Documents”).

1.          Exercise Procedure; Method of Exercise; Cash Payment; Issuance of New Warrant.

(a)          On October 12, 2012, pursuant to an Agreement and Plan of Merger dated July 16, 2012 (the “Merger Agreement”), Company completed a merger transaction. In the Merger Agreement, the Company agreed to implement a reverse stock split at an exchange ratio of 1-for-800 of its outstanding shares of common stock as soon as reasonably practicable following the completion of the Merger (the “Merger Reverse Split”). This Warrant shall not be exercisable by Holder unless and until the Merger Reverse Split has been effectuated by the filing of an amendment to the Company’s Articles of Incorporation with the Nevada Secretary of State. Thereafter, the Warrant shall be exercisable by Holder, in whole or in part and from time to time, at any time until the Expiration Date, at the election of the Holder hereof.

(b)          If Holder elects to exercise this Warrant, Holder shall surrender this Warrant (with the notice of exercise substantially in the form attached hereto as Exhibit A duly completed and executed) at the principal executive offices of Company, accompanied by payment to Company, by: (a) certified or bank check acceptable to Company; (b) cancellation by Holder of bona fide indebtedness of Company to Holder, if agreed to in advance in writing by Company in the Company’s sole and absolute discretion; (c) by wire transfer to an account designated by Company; or (d) any combination of (a), (b) and (c), of an amount equal to the then applicable Warrant Exercise Price multiplied by the number of Warrant Shares then being purchased.

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(c)          The person or persons in whose name(s) any certificate(s) representing the Warrant Shares shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of the rights represented by this Warrant, certificates for the Warrant Shares so purchased shall be delivered to the Holder hereof as soon as possible and in any event within five (5) Business Days after such exercise and, unless this Warrant has been fully exercised or expired, a new warrant having the same terms as this Warrant and representing the remaining portion of such shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof as soon as possible and in any event within such five (5) Business Day period. For purposes of this Warrant, the term “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in Los Angeles, California are authorized or required by law to remain closed.

2.          Reservation of Shares. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issuance upon exercise of the purchase rights evidenced by this Warrant a sufficient number of shares of its capital stock to provide for the exercise of the rights represented by this Warrant.

3.          Adjustment of Warrant Exercise Price and Number of Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Exercise Price shall be subject to adjustment to the nearest whole share (one-half and greater being rounded upward) and nearest cent (one-half cent and greater being rounded upward) from time to time upon the occurrence of certain events, as follows. Each of the adjustments provided by the subsections below shall be deemed separate adjustments and any adjustment of this Warrant pursuant to one subsection of this Section 3 shall preclude additional adjustments for the same event or transaction by the remaining subsections.

(a)          Merger Reverse Split. When the Merger Reverse Split is implemented, it shall have no effect on this Warrant. Neither the Exercise Price nor the number of shares issuable upon exercise of this warrant shall be increased or decreased on account of the Merger Reverse Split.

(b)          Reclassification. Except as provided above in Section 3(a), in case of any reclassification or change of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination) into the same or a different number or class of securities, the Company shall duly execute and deliver to the Holder of this Warrant a new warrant (in form and substance reasonably satisfactory to the Holder of this Warrant), so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the shares of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification or change by a holder of the number of shares then purchasable under this Warrant. The Company shall deliver such new warrant as soon as possible and in any event within five (5) Business Days after such reclassification or change. Such new warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3. The provisions of this subparagraph (a) shall similarly apply to successive reclassifications or changes.

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(c)          Stock Splits or Combination of Shares. Except as provided above in Section 3(a), if the Company at any time while this Warrant remains outstanding and unexpired shall subdivide (by stock split) or combine (by reverse stock split) its outstanding shares of capital stock of the class into which this Warrant is exercisable, the Warrant Exercise Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination, effective at the close of business on the date the subdivision or combination becomes effective and the number of shares of Common Stock issuable upon exercise of this Warrant shall be proportionately increased in the case of a subdivision or decreased in the case of a combination, and in each case to the nearest whole share, effective at the close of business on the date the subdivision or combination becomes effective. The provisions of this subparagraph (b) shall similarly apply to successive subdivisions or combinations of outstanding shares of capital stock into which this Warrant is exercisable.

(d)          Common Stock Dividends. If the Company at any time while this Warrant is outstanding and unexpired shall pay a dividend with respect to Common Stock payable in Common Stock, then: (i) the Warrant Exercise Price shall be adjusted, from and after the date of determination of stockholders entitled to receive such dividend or distribution (the “Record Date”), to that price determined by multiplying the Warrant Exercise Price in effect immediately prior to such date of determination by a fraction (A) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (B) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution and (ii) the number of shares of Common Stock issuable upon exercise of this Warrant shall be proportionately adjusted, to the nearest whole share, from and after the Record Date by multiplying the number of shares of Common Stock purchasable hereunder immediately prior to such Record Date by a fraction (A) the numerator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution, and (B) the denominator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution. The provisions of this subparagraph (c) shall similarly apply to successive Common Stock dividends by the Company.

(e)          Certain Issuance of Securities. If the Company shall at any time or from time to time while this Warrant is outstanding (A) issue shares of Common Stock, stock or securities (other than Options) directly or indirectly convertible into or exchangeable or exercisable for Common Stock (“Convertible Securities”), or rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities (“Options”) entitling the recipient thereof to subscribe for or purchase shares of Common Stock, at a price per share or (B) amend or otherwise modify the terms of any Convertible Securities or Options to a price per share (such issuance, subscription or purchase price or amended or modified price being referred to as the “New Issue Price”), in either case, less than the Warrant Exercise Price then in effect, then the Warrant Exercise Price in effect at the opening of business on the day next following such issuance shall be adjusted to equal the New Issue Price.  Such adjustment shall become effective immediately upon the opening of business on the day next following such issuance.  In determining whether any shares of Common Stock are issued or issuable, or Convertible Securities or Options entitle the holders of Warrants to subscribe for or purchase shares of Common Stock at less than such Warrant Exercise Price, there shall be taken into account any consideration received by the Company upon issuance of any such securities, the conversion of any such Convertible Securities and upon exercise of such Options the value of such consideration, if other than cash, to be determined in good faith by the Board of Directors of the Company in the exercise of their fiduciary duty, with the concurrence of the holders of at least a majority of the Warrants then outstanding.  Notwithstanding the foregoing or any other provision herein to the contrary, no adjustment to the Warrant Exercise Price will be required as a result of any (i) shares of Common Stock issued or deemed to have been issued by the Company pursuant to an employee benefit plan that has been approved by the Board of Directors and stockholders of the Company prior to or on the date of the Services Agreement, pursuant to which the Company’s securities may be issued to any consultant, employee, officer or director for services provided to the Company (an “Approved Stock Plan”); (ii) shares issued or deemed to have been issued upon the conversion, exchange or exercise of any Option or Convertible Security outstanding on the date prior to or on the date of the Services Agreement, provided that the terms of such Option or Convertible Security are not amended or otherwise modified on or after the date of the Services Agreement, and provided that the conversion price, exchange price, exercise price or other purchase price is not reduced, adjusted or otherwise modified and the number of shares of Common Stock issued or issuable is not increased (whether by operation of, or in accordance with, the relevant governing documents or otherwise) on or after the date of the Services Agreement; and (ii) shares of the Common Stock issued or deemed to have been issued by the Company upon exercise of this Warrant (each such issuance, an “Exempted Issuance”).

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(f)          Certain Distributions. Except as provided above in Section 3(a), in case the Company shall at any time or from time to time while this Warrant is outstanding distribute to all holders of shares of Common Stock (including any such distribution made in connection with a merger or consolidation in which the Company is the resulting or surviving person and the Common Stock is not changed or exchanged) cash, evidences of indebtedness of the Company, any subsidiary or another issuer, securities of the Company (including Convertible Securities), any subsidiary or another issuer or other assets (excluding dividends payable in shares of Common Stock for which adjustment is made under another paragraph of this Section 3 and any distribution in connection with an Exempted Issuance) or Options to subscribe for or purchase of any of the foregoing, then, and in each such case, the Warrant Exercise Price then in effect shall be adjusted (and any other appropriate actions shall be taken by the Company) by multiplying the Warrant Exercise Price in effect immediately prior to the date of such distribution by a fraction (x) the numerator of which shall be the Weighted Average Price of the Common Stock for the five (5) consecutive Trading Days immediately prior to the date of distribution less the then fair market value (as determined by the Board of Directors in the exercise of their fiduciary duties with the concurrence of the holders of at least a majority of the Warrants then outstanding) of the portion of the cash, evidences of indebtedness, securities or other assets so distributed or of such Options to subscribe applicable to one share of Common Stock and (y) the denominator of which shall be the Weighted Average Price of the Common Stock for the five (5) consecutive Trading Days immediately prior to the date of distribution (but such fraction shall not be greater than one).  Such adjustment shall be made whenever any such distribution is made and shall become effective retroactively to a date immediately following the close of business on the record date for the determination of stockholders entitled to receive such distribution.

(g)          Tender Offer. In the event that the Company shall at any time or from time to time while this Warrant is outstanding make a payment of cash or other consideration to the holders of shares of Common Stock in respect of a tender offer or exchange offer, other than an odd-lot offer, and the value of the sum of (i) the aggregate cash and other consideration paid for such shares of Common Stock, and (ii) any other consent or other fees paid to holders of shares of Common Stock in respect of such tender offer or exchange offer, expressed as an amount per share of Common Stock validly tendered or exchanged pursuant to such tender offer or exchange offer, exceeds the Weighted Average Price of the Common Stock on the Trading Day immediately prior to the date any such tender offer or exchange offer is first publicly announced (the “Announcement Date”), then the Warrant Exercise Price shall be adjusted in accordance with the formula:

R’ =	R (O’ x P)
F + (P x O)

For purposes of the foregoing formula:

R = the Warrant Exercise Price in effect at the expiration time of the tender offer or exchange offer that is the subject of this Section 4(e)(iv) (the “Expiration Time”);

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R’ = the Warrant Exercise Price in effect immediately after the expiration time;

F = the fair market value (as determined by the Board of Directors in the exercise of their fiduciary duties with the concurrence of the Holder) of the aggregate value of all cash and any other consideration paid or payable for shares of Common Stock validly tendered or exchanged and not withdrawn prior to the Expiration Time (the “Purchased Shares”);

O = the number of shares of Common Stock outstanding immediately after the Expiration Time less any Purchased Shares;

O’ = the number of shares of Common Stock outstanding immediately after the Expiration Time, plus any Purchased Shares; and

P = the Weighted Average Price of the Common Stock on the Trading Day next succeeding the Announcement Date.

Such decrease, if any, shall become effective immediately upon the opening of business on the day next following the Expiration Time.  In the event that Company is obligated to purchase shares pursuant to any tender offer, but the Company is prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Warrant Exercise Price shall again be adjusted to the Warrant Exercise Price that would then be in effect if such tender or exchange offer had not been made.  If the application of this Section 3(g) to any tender or exchange offer would result in an increase in the Warrant Exercise Price, no adjustment shall be made for such tender or exchange offer under this Section 3(g)

(h)          No adjustment in the Warrant Exercise Price shall be required unless such adjustment would require a cumulative decrease of at least $0.01 in such price; provided, however, that any adjustments that by reason of this Section 3 are not required to be made shall be carried forward and taken into account in any subsequent adjustment until made.  All calculations under this Section 3(h) shall be made to the nearest cent (with $.005 being rounded upward) or to the nearest one-tenth of a share (with .05 of a share being rounded upward), as the case may be.

(i)          In any case in which Section 3 provides that an adjustment shall become effective on the day next following the record date for an event, the Company may without penalty defer until the occurrence of such event issuing to the Holder with respect to any part of this Warrant exercised after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such exercise by reason of the adjustment required by such event over and above the shares of Common Stock issuable upon such conversion before giving effect to such adjustment.

(j)          If, at any time or from time to time while this Warrant is outstanding any event occurs of the type contemplated by the provisions of this Section 3 but not expressly provided for by such provisions (including the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company’s Board of Directors will make an appropriate adjustment in the Warrant Exercise Price so as to protect the rights of the holder; provided that no such adjustment will increase the Warrant Exercise Price as otherwise determined pursuant to this Section 3.

4.          Notice of Adjustments. Whenever the Warrant Exercise Price or the number of shares of Common Stock purchasable hereunder shall be adjusted pursuant to Section 3 above, the Company shall deliver a written notice, setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Exercise Price and the number of shares of Common Stock purchasable hereunder after giving effect to such adjustment, and shall use commercially reasonable efforts to cause copies of such notice to be delivered to the Holder of this Warrant within three (3) Business Days after the occurrence of the event resulting in such adjustment at such Holder’s last known address in accordance with Section 10 hereof.

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5.          Fractional Shares. No fractional shares will be issued in connection with any exercise hereunder, but in lieu of such fractional shares, the number of shares of Common Stock to be issued shall be rounded up to the nearest whole number.

6.          Compliance with Securities Act of 1933; Transfer of Warrant or Shares.

(a)          Compliance with Securities Act of 1933. The Holder of this Warrant, by acceptance hereof, agrees that this Warrant, the Warrant Shares and the capital stock issuable upon conversion of the Warrant Shares (collectively, the “Securities”) are being acquired for investment and that such holder will not offer, sell, transfer or otherwise dispose of the Securities except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the “Securities Act”) and any applicable state securities laws. Upon exercise of this Warrant, unless the Warrant Shares being acquired are registered under the Securities Act and any applicable state securities laws or an exemption from such registration is available, the Holder hereof shall confirm in writing that the Warrant Shares so purchased are being acquired for investment and not with a view toward distribution or resale in violation of the Securities Act and shall confirm such other matters related thereto as may be reasonably requested by the Company. The Warrant Shares (unless registered under the Securities Act and any applicable state securities laws) shall be stamped or imprinted with a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

Such legend shall be removed by the Company, upon the request of a Holder, at such time as the restrictions on the transfer of the applicable security shall have terminated.

(b)          Transferability of the Warrant. Subject to compliance with Section 7(c) below, which provisions are intended to ensure compliance with applicable federal and states securities laws, the Securities may be transferred by the Holder hereof, in whole or in part and from time to time.

(c)          Method of Transfer. With respect to any offer, sale, transfer or other disposition of the Securities, the Holder hereof shall prior to such offer, sale, transfer or other disposition:

(i)          surrender this Warrant or certificate representing Warrant Shares at the principal executive offices of the Company or provide evidence reasonably satisfactory to the Company of the loss, theft or destruction of this Warrant or certificate representing Warrant Shares and an indemnity agreement reasonable satisfactory to the Company,

(ii)         pay any applicable transfer taxes or establish to the satisfaction of the Company that such taxes have been paid,

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(iii)        deliver a written assignment to the Company in substantially the form attached hereto as Exhibit B or appropriate stock power duly completed and executed prior to transfer, describing briefly the manner thereof, and

(iv)        deliver a written opinion of such Holder’s counsel, or other evidence, if reasonably requested by the Company, to the effect that such offer, sale, transfer or other disposition may be effected without registration or qualification (under the Securities Act as then in effect and any applicable state securities law then in effect) of the Securities.

As soon as reasonably practicable after receiving the items set forth above, the Company shall notify the Holder that it may sell, transfer or otherwise dispose of the Securities, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 7(c) that the opinion of counsel for the Holder or other evidence is not reasonably satisfactory to the Company, the Company shall so notify the Holder promptly with details of such determination. Notwithstanding the foregoing, the Securities may, as to such federal laws, be offered, sold or otherwise disposed of in accordance with Rule 144 under the Securities Act if the Company satisfied the provisions thereof and provided that the Holder shall furnish such information as the Company may reasonably request to provide a reasonable assurance that the provisions of Rule 144 have been satisfied. Each certificate representing this Warrant or Warrant Shares thus transferred (except a transfer pursuant to Rule 144 or an effective registration statement) shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with applicable federal and state securities laws, unless in the aforesaid opinion of counsel to the Holder and to the reasonable satisfaction of the Company, such legend is not required in order to ensure compliance with such laws. Upon any partial transfer of this Warrant, the Company will issue and deliver to such new holder a new warrant (in form and substance similar to this Warrant) with respect to the portion transferred and will issue and deliver to the Holder a new warrant (in form and substance similar to this Warrant) with respect to the portion not transferred as soon as possible and in any event within five (5) Business Days after such transfer.

7.          No Rights as Shareholders; Information. Prior to exercise of this Warrant, the Holder of this Warrant, as such, shall not be entitled to vote the Warrant Shares or receive dividends on or be deemed the holder of such shares, nor shall anything contained herein be construed to confer upon the Holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the shares of Common Stock purchasable upon the exercise hereof shall have become deliverable, as provided herein.

8.          Modification and Waiver; Effect of Amendment or Waiver. This Warrant and any provision hereof may be modified, amended, waived, discharged or terminated only by an instrument in writing, designated as an amendment to this Warrant and executed by a duly authorized officer of the Company and the Holder of this Warrant. Any waiver or amendment effected in accordance with this Section 9 shall be binding upon the Holder, each future holder of this Warrant or of any shares purchased under this Warrant (including securities into which such shares have been converted) and the Company.

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9.          Notices. Any notice, request, communication or other document required or permitted to be given or delivered to the Holder hereof or the Company shall be delivered by personal delivery, or shall be sent by certified United States mail, first-class postage prepaid or by overnight delivery using a nationally recognized courier service, to each such holder at its address as shown on the books of the Company or to the Company at the address first set forth above in this Warrant. All such notices, requests, communications or other documents shall be deemed to have been received by the recipient: (i) in the case of personal delivery, on the date of such delivery, (ii) in the case of delivery by a nationally recognized courier service, on the next Business Day subsequent to deposit with the courier and (iii) in the case of mailing, on the fourth Business Day following the date of deposit in the United States mails, first-class postage prepaid. The Company will give written notice to the holder of this Warrant at least ten (10) Business Days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any recapitalization, reorganization, reclassification, consolidation, merger, self tender offer for all or substantially all shares of Common Stock, sale of all or substantially all of the Company’s assets to another Person or other transaction that is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock (an “Organic Change”), dissolution or liquidation, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder to the extent it is material non-public information.  The Company will also give written notice to the holder of this Warrant at least ten (10) Business Days prior to the date on which any Organic Change, dissolution or liquidation will take place, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder to the extent it is material non-public information.

10.         Successors. The obligations of the Company relating to the Warrant Shares shall inure to the benefit of the successors and assigns of the Holder hereof and shall be binding upon any successor entity. Upon such event, the successor entity shall assume the obligations of this Warrant, and this Warrant (or any substitute warrant as provided hereinbefore) shall be exercisable for the securities, cash and property of the successor entity on the terms provided herein.

11.         Lost Warrants or Stock Certificates. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity agreement reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such mutilated Warrant or stock certificate, the Company will issue and deliver a new warrant (containing the same terms as this Warrant) or stock certificate, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

12.         Descriptive Headings. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The language in this Warrant shall be construed as to its fair meaning without regard to which party drafted this Warrant.

13.         Governing Law; Jurisdiction. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Nevada, without reference to principles governing choice or conflicts of laws. Each party hereby agrees to submit any dispute under this Warrant to arbitration in accordance with the Services Agreement and irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City and County of Los Angeles, California for the entry of any judgment from such arbitration, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such arbitrator or court, that such proceeding is brought in an inconvenient forum or that the venue of such proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

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14.         WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A JURY IN ANY LEGAL PROCEEDING ARISING OUT OR A RELATED TO THIS AGREEMENT, THE NOTE, AND THE SECURITY AGREEMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY.

15.         Entire Agreement. This Warrant constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations, and undertakings of the parties, whether oral or written, with respect to such subject matter.

16.         No Impairment. The Company will not, by an voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but will at all times in good faith assist in carrying out all the provisions of this Warrant and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

17.         Issue Taxes. The Company shall pay any and all issue and other taxes payable in respect of any issue or delivery of Common Stock upon the exercise of this Warrant that may be imposed under the laws of the United States of America or by any state, political subdivision or taxing authority of the United States of America; provided, however, that the Company shall not be required to pay any tax or taxes that may be payable in respect of any transfer involved in the issue or delivery of any Warrant or certificates for Common Stock in a name other than that of the registered holder of such Warrant (which shall be treated as a transfer under Section 7 above), and no such issue or delivery shall be made unless and until the person or entity requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

18.         Severability. In the event that any one or more of the provisions contained in this Warrant shall for any reason be held to be invalid, illegal or unenforceable in any respect, such provision(s) shall be ineffective only to the extent of such invalidity, illegality or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Warrant and such invalidity, illegality or unenforceability shall not affect any other provision of this Warrant, which shall remain in full force and effect.

19.         Counterparts. This Warrant may be executed in two or more counterparts, each of which shall be an original, and all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Warrant to be duly executed as of the date first written above by its duly authorized officers.

CELLTECK, INC.
a Nevada corporation

By:	/s/ Nikolas Konstant
Name:	Nikolas Konstant
Title:	Chairman

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EXHIBIT A

NOTICE OF EXERCISE

To:   CELLTECK, INC. (the “Company”)

The undersigned hereby exercises the right to purchase___________________ of the shares of Common Stock (“Warrant Shares”) of the Company, evidenced by the attached Warrant (the “Warrant”).  Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1.          Form of Warrant Exercise Price.  The holder intends that payment of the Warrant Exercise Price shall be made as:

a “Cash Exercise” with respect to ______________ Warrant Shares.

2.          Payment of Warrant Exercise Price.  In the event that the holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the holder shall pay the aggregate Exercise Price in the sum of $_______________ to the Company in accordance with the terms of the Warrant.

3.          Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:

(Name)

(Address)

(City, State)

4.          The undersigned represents that the aforesaid shares being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, all except as in compliance with applicable securities laws, and that the undersigned is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended.

_______________
(Date)	(Signature)

NOTICE: Signature must be guaranteed by a commercial bank or trust company or a member firm of a major stock exchange if shares of capital stock are to be issued, or securities are to be delivered, other than to or in the name of the registered holder of this Warrant. In addition, signature must correspond in all respects with the name as written upon the face of the Warrant in every particular without alteration or any change whatever.

EXHIBIT B

FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned holder of the attached Warrant hereby sells, assigns and transfers unto _______________________ whose address is _______________________________________ and whose taxpayer identification number is _________________ the undersigned’s right, title and interest in and to the Warrant issued by Cellteck, Inc., a Nevada corporation (the “Company”) to purchase _______ shares of the Company’s Common Stock, and does hereby irrevocably constitute and appoint __________________________ attorney to transfer said Warrant on the books of the Company with full power of substitution in the premises.

In connection with such sale, assignment, transfer or other disposition of this Warrant, the undersigned hereby confirms that:

☐	such sale, transfer or other disposition may be effected without registration or qualification (under the Securities Act as then in effect and any applicable state securities law then in effect) of this Warrant or the shares of capital stock of the Company issuable thereunder and has attached hereto a written opinion of the undersigned’s counsel to that effect; or

☐	such sale, transfer or other disposition has been registered under the Securities Act of 1933, as amended, and registered and/or qualified under all applicable state securities laws.

_______________

(Date)

(Signature)

NOTICE: Signature must correspond in all respects with the name as written upon the face of the Warrant in every particular without alteration or any change whatever.